Exhibit 99.1

Unaudited Pro Forma Consolidated Financial Statements

 On October 16, 2024, Farmland Partners Inc. (“FPI” or the “Company”) completed the sale of a portfolio of 46 farms comprising 41,554 acres of farmland located in Arkansas, Florida, Louisiana, Mississippi, Nebraska, Oklahoma, North Carolina and South Carolina (the “Portfolio”) for an aggregate purchase price of $289 million in a single transaction (the “Transaction”) to Farmland Reserve, Inc., a Utah nonprofit corporation, pursuant to the terms of the purchase and sale agreement entered into on October 2, 2024.

The following unaudited pro forma consolidated financial statements of FPI, collectively with its subsidiaries, each giving effect to the Transaction, are included herein:

●	Unaudited pro forma consolidated balance sheet as of June 30, 2024;

●	Unaudited pro forma consolidated statement of operations for six months ended June 30, 2024; and

●	Unaudited pro forma consolidated statement of operations for the year ended December 31, 2023;

The unaudited pro forma consolidated balance sheet as of June 30, 2024 is presented as if the Transaction closed on June 30, 2024. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2024 and for the year ended December 31, 2023 have been presented as if the Transaction occurred on January 1, 2023.

The unaudited pro forma consolidated financial statements presented below have been derived from FPI’s historical consolidated financial statements. While the historical consolidated financial statements reflect the past financial results of FPI, the unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not intended to represent or be indicative of FPI’s financial position or results of operations had the Transaction been completed as of the beginning of the earliest period presented, nor are they indicative of FPI’s future financial condition or results of operations.

The unaudited pro forma consolidated financial statements reflect the transaction accounting adjustments necessary to account for the Transaction. The pro forma adjustments are based upon available information and assumptions that FPI’s management believes are reasonable, factually supportable and directly attributable to the Transaction. The actual financial position and results of operations of FPI could differ materially from these estimates. Additional information about the pro forma adjustments can be found in the accompanying notes to the unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated financial statements should be read in conjunction with (i) the historical audited consolidated financial statements and notes thereto in FPI’s Annual Report on Form 10-K for the year ended December 31, 2023, (ii) the historical unaudited consolidated financial statements and notes thereto in FPI’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024 and (iii) other information regarding the Transaction and FPI included in FPI’s filings with the U.S. Securities and Exchange Commission from time to time.

Farmland Partners Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2024

(in thousands, except par value and share data)

		Pro Forma		Pro Forma
	Historical (a)	Adjustments (b)		Total
ASSETS
Land, at cost	$885,993	$(223,963)		$662,030
Grain facilities	12,459	(4,654)		7,805
Groundwater	11,033	—		11,033
Irrigation improvements	41,683	(11,842)		29,841
Drainage improvements	10,315	(2,072)		8,243
Permanent plantings	42,316	—		42,316
Other	4,708	(693)		4,015
Construction in progress	1,559	—		1,559
Real estate, at cost	1,010,066	(243,224)		766,842
Less accumulated depreciation	(34,553)	4,787		(29,766)
Total real estate, net	975,513	(238,437)		737,076
Cash and cash equivalents	5,746	142,403	(c)	148,149
Assets held for sale	24	—		24
Loans and financing receivables, net	31,438	—		31,438
Right of use asset	298	—		298
Accounts receivable, net	1,128	—		1,128
Derivative asset	1,756	(1,134)	(d)	622
Inventory	3,021	—		3,021
Equity method investments	4,071	—		4,071
Intangible assets, net	2,025	—		2,025
Goodwill	2,706	—		2,706
Prepaid and other assets	765	—		765
TOTAL ASSETS	$1,028,491	$(97,168)		$931,323

LIABILITIES AND EQUITY
LIABILITIES
Mortgage notes and bonds payable, net	$391,059	$(146,597)	(c)	$244,462
Lease liability	298	—		298
Dividends payable	2,967	—		2,967
Accrued interest	4,702	—		4,702
Accrued property taxes	1,799	(427)		1,372
Deferred revenue	1,283	(364)		919
Accrued expenses	4,429	(3)		4,426
Total liabilities	406,537	(147,391)		259,146

Commitments and contingencies

Redeemable non-controlling interest in operating partnership, Series A preferred units	100,485	—		100,485

EQUITY
Common stock, $0.01 par value, 500,000,000 shares authorized; 48,166,909 shares issued and outstanding at June 30, 2024, and 48,002,716 shares issued and outstanding at December 31, 2023	465	—		465
Additional paid in capital	578,166	—		578,166
Retained earnings	29,297	46,496		75,793
Cumulative dividends	(101,723)	—		(101,723)
Other comprehensive income	2,521	(1,134)	(d)	1,387
Non-controlling interests in operating partnership	12,743	4,861		17,604
Total equity	521,469	50,223		571,692

TOTAL LIABILITIES, REDEEMABLE NON-CONTROLLING INTERESTS IN OPERATING PARTNERSHIP AND EQUITY	$1,028,491	$(97,168)		$931,323

Refer to accompanying notes to unaudited pro forma consolidated financial statements.

Farmland Partners Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2024

(in thousands, except par value and share data)

		Pro Forma		Pro Forma
	Historical (e)	Adjustments (f)		Total
OPERATING REVENUES:
Rental income	$19,746	$(5,234)		$14,512
Crop sales	1,595	—		1,595
Other revenue	2,094	—		2,094
Total operating revenues	23,435	(5,234)		18,201

OPERATING EXPENSES
Depreciation, depletion and amortization	2,911	(393)		2,518
Property operating expenses	3,668	(404)		3,264
Cost of goods sold	1,302	—		1,302
Acquisition and due diligence costs	27	—		27
General and administrative expenses	6,364	—		6,364
Legal and accounting	740	—		740
Other operating expenses	36	—		36
Total operating expenses	15,048	(797)		14,251

OTHER (INCOME) EXPENSE:
Other (income) expense	(68)	106		38
(Income) loss from equity method investment	(95)	—		(95)
(Gain) loss on disposition of assets, net	96	(26)		70
(Income) from forfeited deposits	(1,205)	—		(1,205)
Interest expense	10,285	(4,130)	(g)	6,155
Total other expense	9,013	(4,050)		4,963

Net income (loss) before income tax (benefit) expense	(626)	(387)		(1,013)

Income tax (benefit) expense	18	—		18

NET INCOME (LOSS)	(644)	(387)		(1,031)

Net (income) loss attributable to non-controlling interests in operating partnership	15	10		25

Net income (loss) attributable to the Company	(629)	(377)		(1,006)

Dividend equivalent rights allocated to performance-based unvested restricted shares	(4)	—		(4)
Nonforfeitable distributions allocated to time-based unvested restricted shares	(44)	—		(44)
Distributions on Series A Preferred Units	(1,486)	—		(1,486)

Net income (loss) available to common stockholders of Farmland Partners Inc.	$(2,163)	$(377)		$(2,540)
				—
Basic and diluted per common share data:
Basic net income (loss) available to common stockholders	$(0.05)			$(0.05)
Diluted net income (loss) available to common stockholders	$(0.05)			$(0.05)
Basic weighted average common shares outstanding	47,751			47,751
Diluted weighted average common shares outstanding	47,751			47,751

Refer to accompanying notes to unaudited pro forma consolidated financial statements.

Farmland Partners Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2023

(in thousands, except par value and share data)

		Pro Forma		Pro Forma
	Historical (h)	Adjustments (i)		Total
OPERATING REVENUES:
Rental income	$49,185	$(9,981)		$39,204
Crop sales	2,257	—		2,257
Other revenue	6,024	(17)		6,007
Total operating revenues	57,466	(9,998)		47,468

OPERATING EXPENSES
Depreciation, depletion and amortization	7,499	(777)		6,722
Property operating expenses	8,660	(790)		7,870
Cost of goods sold	4,754	—		4,754
Acquisition and due diligence costs	17	—		17
General and administrative expenses	11,274	(2)		11,272
Legal and accounting	1,279	—		1,279
Impairment of assets	5,840	—		5,840
Other operating expenses	144	—		144
Total operating expenses	39,467	(1,569)		37,898

OTHER (INCOME) EXPENSE:
Other (income)	(39)	—		(39)
(Income) from equity method investment	(1)	—		(1)
(Gain) on disposition of assets, net	(36,133)	—		(36,133)
Interest expense	22,657	(7,258)	(j)	15,399
Total other expense	(13,516)	(7,258)		(20,774)

Net income before income tax (benefit) expense	31,515	(1,171)		30,344

Income tax (benefit) expense	(166)	—		(166)

NET INCOME	31,681	(1,171)		30,510

Net (income) attributable to non-controlling interests in operating partnership	(768)	29		(739)

Net income attributable to the Company	30,913	(1,142)		29,771

Nonforfeitable distributions allocated to unvested restricted shares	(157)	—		(157)
Distributions on Series A Preferred Units	(2,970)	—		(2,970)

Net income available to common stockholders of Farmland Partners Inc.	$27,786	$(1,142)		$26,644

Basic and diluted per common share data:
Basic net income available to common stockholders	$0.55			$0.53
Diluted net income available to common stockholders	$0.53			$0.51
Basic weighted average common shares outstanding	50,243			50,243
Diluted weighted average common shares outstanding	58,292			58,292

Refer to accompanying notes to unaudited pro forma consolidated financial statements.

Farmland Partners Inc.

Notes to the Unaudited Pro Forma Consolidated Financial Statements

Basis of Presentation

The unaudited pro forma consolidated balance sheet as of June 30, 2024 has been presented as if the Transaction closed on June 30, 2024. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2024 and for the year ended December 31, 2023 have been presented as if the Transaction occurred on January 1, 2023.

Unaudited Pro Forma Consolidated Balance Sheet

a)	Historical financial information as of June 30, 2024 derived from the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2024.
b)	Unless otherwise noted, represents adjustments to reflect the disposition of the Portfolio. The sale price of the Portfolio was $289.0 million.
c)	Includes the reduction of debt from repaying $146.6 million of mortgage debt executed at closing or immediately thereafter. The Company may make further debt reductions.
d)	In connection with the debt reduction on the Company’s mortgage note with Rabobank, the notional value on the interest rate swap was reduced to $11.8 million. This adjustment represents the decrease to the derivative asset value as a result of the reduction to the notional value.

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2024

e)	Historical financial information derived from the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2024.
f)	Unless otherwise noted, amounts represent the historical operations of the Portfolio as reflected in the historical statement of operations of the Company for the six months ended June 30, 2024.
g)	Represents the reduction of interest expense from repaying $146.6 million of mortgage debt.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2023

h)	Historical financial information derived from the Company's Annual Report on Form 10-K for the year ended December 31, 2023.
i)	Unless otherwise noted, amounts represent the historical operations of the Portfolio as reflected in the historical statement of operations of the Company for the year ended December 31, 2023.
j)	Represents the reduction of interest expense from repaying $146.6 million of mortgage debt.